UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 2006

HAEMONETICS CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	1-10730	04-2882273

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Wood Road		02184

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 781-848-7100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Certain Officers

The Company previously announced that Chris Lindop will join the Company in January, 2007 as Vice President and Chief Financial Officer (CFO).  The retirement date of Ronald J. Ryan, the current Vice President and Chief Financial Officer, has now been set as January 31, 2007.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

None

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAEMONETICS CORPORATION

(Registrant)

Date: December 22, 2006	/s/ Ronald J. Ryan

Ronald J. Ryan,
Vice President and Chief Financial Officer